                                                                    EXHIBIT 32.1


                    Certification of CEO and CFO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Ramco-Gershenson Properties Trust (the "Company") for the quarterly period ended June 30, 2004 as filed with Securities and Exchange Commission on the date hereof (the "Report"), Dennis Gershenson, as Chief Executive Officer of the Company, and Richard J. Smith, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Dennis Gershenson
---------------------
Name:  Dennis Gershenson
Title: Chief Executive Officer
Date:  August 4, 2004

/s/ Richard J. Smith
--------------------
Name:  Richard J. Smith
Title: Chief Financial Officer
Date:  August 4, 2004